                                                                      Exhibit 20


                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 2001-A OWNER TRUST
            DISTRIBUTION DATE OF FEBRUARY 15, 2001 FOR THE COLLECTION
                PERIOD JANUARY 1, 2001 THROUGH JANUARY 31, 2001



------------------------------------------------------------------------------------------------------------------------------------
                                                                       CLASS A-1              CLASS A-2              CLASS A-3
                                                                       ---------              ---------              ---------
                                                 Total                  Balance                Balance                Balance
------------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                         $1,503,500,000.00         $317,048,000.00         440,000,000.00       $440,000,000.00
  Receivables Pool Balance                   $1,550,000,067.58
  Principal Factor                                  1.00000000              1.00000000             1.00000000            1.00000000
  Rate                                                                          5.613%                 5.380%                5.432%
  Final Scheduled Payment Date                                        January 15, 2002      December 15, 2003        March 15, 2005
  Number of Contracts                                   97,350
  Weighted Average Coupon                               10.03%
  Weighted Average Remaining Term                       54.20 months
  Servicing Fee Rate                                     1.00%

POOL DATA - PRIOR MONTH
  Securities Balance                         $1,503,500,000.00         $317,048,000.00        $440,000,000.00       $440,000,000.00
  Receivables Pool Balance                   $1,550,000,067.58
  Securities Pool Factor                            1.00000000              1.00000000             1.00000000            1.00000000
  Number of Contracts                                   97,350
  Weighted Average Coupon                               10.03%
  Weighted Average Remaining Term                       54.20 months
  Precompute and Simple Interest Advances    $      356,688.15
  Payahead Account Balance                   $      465,531.28
  Supplemental Servicing Fee Received        $            0.00
  Interest Shortfall                         $            0.00         $          0.00        $          0.00       $          0.00
  Principal Shortfall                        $            0.00         $          0.00        $          0.00       $          0.00

POOL DATA - CURRENT MONTH
  Securities Balance                         $1,449,530,085.60         $263,078,085.60        $440,000,000.00       $440,000,000.00
  Receivables Pool Balance                   $1,496,030,153.18
  Securities Pool Factor                            0.96410381              0.82977368             1.00000000            1.00000000
  Number of Contracts                                   95,725
  Weighted Average Coupon                               10.03%
  Weighted Average Remaining Term                        53.31 months
  Precompute and Simple Interest Advances    $    1,743,155.42
  Payahead Account Balance                   $      608,734.01
  Supplemental Servicing Fee Received        $       58,259.67
  Interest Shortfall                         $            0.00         $          0.00        $          0.00       $          0.00
  Principal Shortfall                        $            0.00         $          0.00        $          0.00       $          0.00
------------------------------------------------------------------------------------------------------------------------------------




                                                -----------------------
                                                        CLASS A-4
                                                        ---------
                                                         Balance
                                                -----------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                   $306,452,000.00
  Receivables Pool Balance
  Principal Factor                                          1.00000000
  Rate                                                          5.580%
  Final Scheduled Payment Date                     September 17, 2007
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
  Securities Balance                                   $306,452,000.00
  Receivables Pool Balance
  Securities Pool Factor                                    1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                                   $          0.00
  Principal Shortfall                                  $          0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                   $306,452,000.00
  Receivables Pool Balance
  Securities Pool Factor                                    1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                                   $          0.00
  Principal Shortfall                                  $          0.00
------------------------------------------      -----------------------




--------------------------------------------------------------------------------------------
RESERVE FUND
  Initial Deposit Amount                                                     $ 3,875,000.00
  Specified Reserve Fund Percentage                                                   0.75%
  Specified Reserve Fund Amount                                              $11,220,226.15
  Specified Reserve Fund Percentage (IF CONDITION I OR II MET)                        5.50%
  Specified Reserve Fund Amount (IF CONDITION I OR II MET)                   $79,724,154.71

  Beginning Balance                                                          $ 3,875,000.00
  Total Withdraw                                                             $         0.00
  Amount Available for Deposit to the Reserve Fund                           $ 9,700,718.13
  Reserve Fund Balance Prior to Release                                      $13,575,718.13
  Reserve Fund Required Amount                                               $11,220,226.15
  Reserve Fund Release to Seller                                             $ 2,355,491.98
  Ending Reserve Fund Balance                                                $11,220,226.15
--------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS

                                                                    VEHICLES            AMOUNT
  Liquidated Contracts                                                  3
                                                                        -
  Gross Principal Balance of Liquidated Receivables                                           $10,459.72
  Net Liquidation Proceeds Received During the Collection Period                              $   801.06
  Recoveries on Previously Liquidated Contracts                                               $     0.00
                                                                               --------------------------
  Aggregate Credit Losses for the Collection Period                                           $11,260.78
                                                                               --------------------------


                                                                               --------------------------

  Cumulative Credit Losses for all Periods                              3                     $11,260.78
                                                                               --------------------------
  Repossessed in Current Period                                        17
                                                                       --


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                             Annualized Average
FOR EACH COLLECTION PERIOD:                                                         Charge-Off Rate
    Second Preceding Collection Period                                                             0.00%
    First Preceding Collection                                                                     0.00%
Period
    Current Collection Period                                                                      0.01%

---------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                0.00%
Charge-off Rate Indicator ( greater than 1.25%)                                        CONDITION NOT MET
---------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS


                                            PERCENT   CONTRACTS      PERCENT            AMOUNT
  31-60 Days Delinquent                         0.82%          788       0.83%            $12,050,885.57
  61-90 Days Delinquent                         0.01%            5       0.01%            $   122,063.24
  Over 90 Days Delinquent                       0.00%            2       0.00%            $    72,385.25
                                                      -------------            --------------------------
  Total Delinquencies                                          795                        $12,245,334.06
                                                      =============            ==========================

  Repossessed Vehicle Inventory                                 17 *
   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                             0.00%
    First Preceding Collection Period                                                              0.00%
    Current Collection Period                                                                      0.01%

---------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                0.00%
Delinquency Percentage Indicator ( greater than 1.25%)                                 CONDITION NOT MET
---------------------------------------------------------------------------------------------------------


                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 2001-A OWNER TRUST DISTRIBUTION DATE OF FEBRUARY 15, 2001 FOR THE COLLECTION PERIOD JANUARY 1,
                          2001 THROUGH JANUARY 31, 2001






------------------------------------------------------------------------------------------------------------------------------------
                                                                        CLASS A-1           CLASS A-2              CLASS A-3
                                                                        ---------           ---------              ---------
                                                     Total               Balance             Balance                Balance
------------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received                       $53,959,454.72
  Interest Payments Received                        $14,391,409.99
  Net Precomputed Payahead Amount                   $  (143,202.73)
  Aggregate Net Liquidation Proceeds Received       $      (801.06)
  Principal on Repurchased Contracts                $         0.00
  Interest on Repurchased Contracts                 $         0.00
                                                 ------------------
  Total Collections                                 $68,206,860.92
  Net Simple Interest Advance Amount                $ 1,410,451.13
  Net Precomputed Advance Amount                    $   (23,983.86)
                                                 ------------------
  Total Available Amount                            $69,593,328.19

AMOUNTS DUE
  Servicing Fee                                     $ 1,291,666.72
  Accrued and Unpaid Interest                       $ 4,631,028.94
  Principal                                         $53,969,914.40
  Reserve Fund                                      $ 9,700,718.13
                                                 ------------------
  Total Amount Due                                  $69,593,328.19

ACTUAL DISTRIBUTIONS
  Servicing Fee                                     $ 1,291,666.72
  Interest                                          $ 4,631,028.94       $ 1,038,094.41       $1,315,111.11         $1,327,822.22
  Principal                                         $53,969,914.40       $53,969,914.40       $        0.00         $        0.00
  Reserve Fund                                      $ 9,700,718.13
                                                                      -----------------    ----------------      ----------------
  Total Amount Distributed                          $69,593,328.19       $55,008,008.81       $1,315,111.11         $1,327,822.22
------------------------------------------------------------------------------------------------------------------------------------




                                               --------------------
                                                    CLASS A-4
                                                    ---------
                                                     Balance
                                               --------------------
COLLECTIONS
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts

  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount

  Total Available Amount

AMOUNTS DUE
  Servicing Fee
  Accrued and Unpaid Interest
  Principal
  Reserve Fund

  Total Amount Due

ACTUAL DISTRIBUTIONS
  Servicing Fee
  Interest                                             $950,001.20
  Principal                                            $      0.00
  Reserve Fund
                                                   ---------------
  Total Amount Distributed                             $950,001.20
-------------------------------------------------------------------




---------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN

PRECOMPUTED CONTRACTS
  Scheduled Principal Collections                                             $ 1,321,266.10
  Prepayments in Full                                     64 contracts        $   803,412.00
  Repurchased Receivables Principal                                           $         0.00
  Payments Behind/Ahead on Repurchased Receivables                            $         0.00
  Total                                                                       $ 2,879,349.97
Collections
  Advances - Reimbursement of Previous Advances                               $    23,983.86
  Advances - Current Advance Amount                                           $         0.00
  Payahead Account - Payments Applied                                         $         0.00
  Payahead Account - Additional Payaheads                                     $   143,202.73

SIMPLE INTEREST CONTRACTS
  Collected Principal                                                         $26,372,840.77
  Prepayments in Full                                   1558 contracts        $25,461,935.85
  Collected Interest                                                          $13,636,738.12
  Repurchased Receivables Principal                                           $         0.00
  Repurchased Receivables Interest                                            $         0.00
  Advances - Reimbursement of Previous Advances                               $         0.00
  Advances - Current Advance Amount                                           $ 1,410,451.13

---------------------------------------------------------------------------------------------


                         TOYOTA MOTOR CREDIT CORPORATION
       Servicer's Certificate - Toyota Auto Receivables 2001-A Owner Trust Distribution Date of February 15, 2001 for the Collection Period of January 1
                            through January 31, 2001


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A3                   CLASS A4
                                                                                  --------                   --------
                                                                                   Balance                    Balance
-------------------------------------------------------------------------------------------------------------------------------
NOTE RATES
One Month LIBOR                                                                   5.71375%                   5.71375%
Spread                                                                            0.08000%                   0.11000%
                                                                           ------------------------    ----------------------
Note Rates:                                                                       5.79375%                   5.82375%

Number of Days in Interest Period (Days)                                                     21                        21

INTEREST PAYMENTS
Interest Calculation for Current Interest Period                                   1,487,062.50              1,041,074.90
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                               1,327,822.22                950,001.20
   Paid to Swap Counterparty (Swap Payments Outgoing)                              1,327,822.22                950,001.20
   Proration %                                                   0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                            1,487,062.50              1,041,074.90
   Interest Payment to Noteholders (Swap Payments Incoming)                        1,487,062.50              1,041,074.90

Net Settlement due to / (receive by) Swap Counterparty                               159,240.28                 91,073.70



PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Notional Balance                                                          440,000,000.00            306,452,000.00


SWAP TERMINATION PAYMENT                                                               N/A                        N/A


-------------------------------------------------------------------------------------------------------------------------------



I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Robert Woodie
--------------------------------------------------
Robert Woodie, National Treasury Manager